UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-07388_

 Value Line Small Cap Opportunities Fund, Inc.
(Exact name of registrant as specified in charter)

7 Times Square, 21st Floor, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number: 212-907-1900

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Item I.  Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 9/30/14 is included with this Form.

Semi-Annual Report
September 30, 2014

Value Line Small Cap Opportunities Fund, Inc. (VLEOX) Value Line Asset Allocation Fund, Inc. (VLAAX)

This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor)

#00126274

Table of Contents

President’s Letter with Economic and Market Commentary	3

Value Line Small Cap Opportunities Fund, Inc.:
Manager Discussion of Fund Performance	6
Portfolio Highlights	8
Schedule of Investments	9

Value Line Asset Allocation Fund, Inc.:
Manager Discussion of Fund Performance	11
Portfolio Highlights	14
Schedule of Investments	15

Statements of Assets and Liabilities	22

Statements of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Fund Expenses	34

Factors Considered	35

2

President’s Letter (unaudited)

Dear Fellow Shareholders:

We are pleased to present you with this semi-annual report for Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended September 30, 2014.

The six months ended September 30, 2014 were challenging ones for the small-cap equity and hybrid Funds, as investors generally became more cautious amidst ongoing geopolitical tensions, renewed concerns about global economic malaise and heightened market volatility. Still, the semi-annual period was highlighted by both of the Funds being recognized for their long-term performance.

●
Value Line Small Cap Opportunities Fund, Inc. outpaced its peers and ranked within the top quartile of its category (small-cap growth funds category) for the year-to-date and one-year periods ended September 30, 2014 and the top half of its category for three-, five- and ten-year periods ended September 30, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1 The Fund was also named a Lipper Leader1 in the small cap category for Preservation, Consistent Return and Total Return versus its peers for the five years ended September 2014 and for Tax Efficiency versus its peers for the 10 years ended September 2014.i Additionally, the Fund earned an Overall four-star rating from Morningstar2 in the mid-cap growth category among 642 funds as of September 30, 2014 based on risk-adjusted returns.ii

●
Value Line Asset Allocation Fund, Inc. outpaced its peers and ranked within the top quartile of its category (mixed asset target allocation growth category) for the five- and ten-year periods ended September 30, 2014, as noted by leading independent mutual fund advisory service Lipper Inc.1. The Fund was also named a Lipper Leader1 for overall Total Return versus its peers as of September 2014 and for Consistent Return and Tax Efficiency versus its peers for the five years ended September 2014.iii Additionally, the Fund earned an Overall four-star rating from Morningstar in the aggressive allocation category among 342 funds as of September 30, 2014 based on risk-adjusted returns.iv Further, the brokerage firm Charles Schwab maintained the Fund on its Mutual Fund One Source Select List® of investment choices.

On the following pages, the Funds’ portfolio managers discuss the management of their respective Fund(s) over the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a schedule of investments and financial statements for each of the Funds.

Before reviewing the performance of your individual mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets over the six months ended September 30, 2014, especially given the newsworthy events of the semi-annual period.

Economic Review

U.S. real Gross Domestic Product (GDP) grew at an annualized pace of 4.6% for the second quarter of 2014, the economy’s fastest rate of expansion since the fourth quarter of 2011 and a marked improvement over the 2.1% contraction in GDP exhibited in the first quarter of 2014. Despite this second quarter growth, the U.S. economy grew at a minimal pace of just more than 1% during the first half of the year overall. Third quarter GDP is widely expected to moderate from the prior quarter but is still estimated to come in around 3.0%.

The trend in jobs creation was more encouraging, with unemployment dropping materially from 6.7% at the end of 2013 to 5.9% at the end of September 2014. Still, while more people joined the workforce, limited wage growth was a key contributor to the relatively benign inflationary environment. Indeed, inflation remained modest though rising to the Federal Reserve’s (the Fed’s) stated target of 2% with the 12-month headline Consumer Price Index reading as of July 31, 2014 before seasonal adjustment. For the 12 months ended September 30, 2014, the CPI increased 1.7% before seasonal adjustment. Core inflation, which excludes food and energy and which is the price measure watched most closely by the Fed, was also up 1.7% in September 2014 from a year earlier.

Against this backdrop, the Fed left the targeted federal funds rate unchanged. Despite expectations for improved economic activity in the last quarter of 2014, Fed Chair Janet Yellen reaffirmed the Fed’s commitment to maintaining accommodative monetary policy until a more robust recovery can be sustained. Meanwhile, the Fed’s bond-buying program was tapered by $10 billion per month each month since January 2014, with the wind-down targeted for completion in October 2014.

Equity Market Review

U.S. equities, as measured by the S&P 500® Index3, posted a solid gain of 6.42% during the six months ended September 30, 2014. The S&P 500® Index made record highs through August 2014 when it broke through the 2000 milestone for the first time—amidst low volatility and generally improving economic data—before falling back modestly in September 2014. Even in September, however, the S&P 500® Index posted two new closing highs and four new intraday highs. Concerns over Europe’s economy and geopolitical issues in Ukraine, the Middle East, Argentina, Portugal and China dominated the news through much of the semi-annual period, but U.S. equity investors focused largely on fundamentals, especially corporate earnings, which generally came in ahead of estimates.

3

(continued)

All ten sectors of the S&P 500® Index posted positive absolute performance for the semi-annual period, with the information technology and health care sectors leading the way. Energy was the weakest sector during the semi-annual period, pressured substantially by declining oil prices. Industrials, utilities, consumer discretionary, financials and materials each lagged the S&P 500® Index during the semi-annual period as well.

Notably, there was significant divergence in performance among the various capitalization segments of the U.S. equity market. For the semi-annual period overall, large-cap companies and mid-cap companies performed best. Small-cap stocks followed at some distance, generating negative returns. After a strong first few months of 2014, smaller capitalization stocks demonstrated more volatility and struggled, as investors grew cautious on concerns about broader valuations, global economic growth, geopolitical conflicts and stimulus policy from many developed countries’ central banks. Small-cap stocks are often considered more vulnerable to macro concerns than their larger-cap counterparts.

Fixed Income Market Review

The broad U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index4, posted a positive return of 2.21% during the semi-annual period, though lagged the broad U.S. equity market.

U.S. Treasury securities were the winning U.S. fixed income sector during the semi-annual period as a whole, as yields drifted downward on the heels of weaker economic growth. The decline in yields was most dramatic on the longest duration bonds, i.e. 30-year U.S. Treasury securities. These bonds posted strong returns amidst generally low inflationary pressures both in the U.S. and globally. Global geopolitical tensions, including conflicts in Ukraine and the Middle East, also helped provide support for U.S. Treasury prices, as investors seemed to favor a flight to relative safety. Conversely, high yield corporate bonds was a notably weak performing sector, with spreads, or yield differentials to U.S. Treasury securities, widening 67 basis points during the six months ended September 30, 2014. (A basis point is 1/100th of a percentage point.)

* * *

We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures for more than 60 years—based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.

If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com. We also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com, recently redesigned to be even more informative, user-friendly and comprehensive.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel
President of the Value Line Funds

Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling 800.243.2729.

4

(continued)

1
Lipper Leader ratings are derived from highly sophisticated formulas that analyze funds against clearly defined criteria. Funds are compared to similar funds, and only those that truly stand out are awarded Lipper Leader status. Funds are ranked against their peers on each of four measures: Total Return, Consistent Return, Preservation and Expense. A fifth measure, Tax Efficiency, applies in the United States. Scores are subject to change every month and are calculated for the following periods: 3-year, 5-year, 10-year and overall. The overall calculation is based on an equal-weighted average of percentile ranks for each measure over 3-year, 5-year and 10-year periods (if applicable). For each measure, the highest 20% of funds in each peer group are named Lipper Leaders. The next 20% receive a rating of 4: the middle 20% are rated 3: the next 20% are rated 2; and the lowest 20% are rated 1.

i
For Value Line Small Cap Opportunities Fund, Inc.: Preservation 4 rating for 3-year (10,912 funds); 10-year (5,466 funds); and Overall (10,912 funds) periods ended September 30, 2014; 5 rating for 5-year (9,152 funds) period ended September 30, 2014. Consistent Return 4 rating for 3-year (704 funds) and Overall (704 funds) periods ended September 30, 2014; 3 rating for 10-year (379 funds) period ended September 30, 2014; 5 rating for 5-year (620 funds) period ended September 30, 2014. Total Return 3 rating for 3-year (704 funds) period ended September 30, 2014; 4 rating for 10-year (379 funds) and Overall (704 funds) periods ended September 30, 2014; 5 rating for 5-year (620 funds) period ended September 30, 2014. Tax Efficiency 3 rating for 3-year (704 funds) and 5-year (620 funds) periods ended September 30, 2014; 5 rating for 10-year (379 funds) period ended September 30, 2014; and 4 rating for Overall (704 funds) period ended September 30, 2014.

iii
For Value Line Asset Allocation Fund, Inc.: overall Total Return 5 rating for 5-year (473 funds); 10-year (318 funds) and Overall (508 funds) periods ended September 30, 2014; 4 rating for 3-year (508 funds) period ended September 30, 2014. Consistent Return 3 rating for 3-year (505 funds) period ended September 30, 2014; 5 rating for 10-year (470 funds) period ended September 30, 2014; 4 rating for 10-year (315 funds) and Overall (505 funds) periods ended September 30, 2014. Tax Efficiency 4 rating for 3-year (508 funds), 10-year (318 funds) and Overall (508 funds) periods ended September 30, 2014; 5 rating for 5-year (473 funds) period ended September 30, 2014.

2
The Morningstar RatingTM for funds methodology rates funds based on an enhanced Morningstar Risk-Adjusted Return measure, which also accounts for the effects of all sales charges, loads, or redemption fees. Funds are ranked by their Morningstar Risk-Adjusted Return scores and stars are assigned using the following scale: 5 stars for top 10%; 4 stars next 22.5%; 3 stars next 35%; 2 stars next 22.5%; 1 star for bottom 10%. Funds are rated for up to three periods: the trailing three-, five- and 10-years. For a fund that does not change categories during the evaluation period, the overall rating is calculated using the following weights: At least 3 years, but less than 5 years uses 100% three-year rating. At least 5 years but less than 10 years uses 60% five-year ratings/40% three-year rating. At least 10 years uses 50% ten-year rating/30% five-year rating/20% three-year rating.

	ii	For Value Line Small Cap Opportunities Fund, Inc.: Four-star rating for 3-year (642 funds), 5-year (582 funds) and Overall (642 funds) periods ended September 30, 2014; three-star rating for 10-year (425 funds) period ended September 30, 2014. All in the mid-cap growth category.

iv
For Value Line Asset Allocation Fund, Inc.: Four-star rating for 10-year (206) and Overall (342) periods ended September 30, 2014; three-star rating for 3-year (342 funds) period ended September 30, 2014; five-star rating for 5-year (307 funds) period ended September 30, 2014. All in the aggressive allocation category.

3
The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

4
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

5

VALUE LINE SMALL CAP OPPORTUNITIES FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is long-term growth of capital.

To achieve the Fund’s investment objective the Adviser normally invests at least 80% of the market value of the Fund’s total assets in U.S. common stocks of small capitalization (including micro capitalization) companies, as measured at the time of purchase. A portion of the Fund’s assets may be invested in mid-capitalization companies. The Adviser uses Lipper Inc.’s definition, which considers a company to have a small market capitalization if its market capitalization is below the 85th percentile of the aggregate capitalization of all the companies in the Russell 3000 Index. Both the market capitalizations of the companies in the index and the composition of the index change with market conditions.

Manager Discussion of Fund Performance

Below, Value Line Small Cap Opportunities Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended September 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a total return of -2.51% during the six months ended September 30, 2014. This compares favorably to the -5.46% return of the Fund’s benchmark, the Russell 2000® Index, during the same annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

While the Fund generated disappointing absolute returns, its outperformance of the Russell 2000® Index during the six-month reporting period can be attributed primarily to effective stock selection and sector allocation overall.

Which equity market sectors most significantly affected Fund performance?

Stock selection proved particularly effective in the industrials, consumer discretionary, information technology and materials sectors. Having underweighted allocations to the consumer discretionary and energy sectors, each of which underperformed the Russell 2000® Index during the semi-annual period, contributed positively to the Fund’s relative results as well.

Only partially offsetting these positive contributors was stock selection in the consumer staples sector, which detracted. Having an underweighted allocation to the health care sector, which outpaced the Russell 2000® Index during the semi-annual period, also dampened relative results.

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were Concur Technologies, an integrated travel and expense management application software provider; Sigma-Aldrich, a specialty chemicals producer; and Waste Connections, a waste management company. Shares of Concur Technologies rose significantly on a takeover offer from Oracle. Similarly, shares of Sigma-Aldrich soared on a takeover offer from Germany’s Merck. Waste Connections performed well on strong quarterly earnings reports.

Several other Fund positions added value during the semi-annual period as well. In the industrials sector, positions in inland tank barge operator Kirby, information services solutions provider Dun & Bradstreet, aircraft and parts supplier Esterline Technologies and pollution control equipment manufacturer Clarcor boosted relative results. In the consumer discretionary sector, not holding positions in hardwood flooring retailer Lumber Liquidators Holdings and outdoor sports apparel and accessories designer Quiksilver, each of which experienced double-digit share price declines during the semi-annual period, proved effective. In the information technology sector, top contributors included payment processing and information management services provider WEX and transaction management systems designer Micros Systems, which each enjoyed double-digit share price gains during the semi-annual period.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

During the semi-annual period, among the stocks that detracted most from the Fund’s relative performance were aerospace and defense parts manufacturer Heico, climate control solutions provider Lennox International and fire and emergency apparatus and vehicle manufacturer Oshkosh. Shares of each of these three companies declined significantly on weak quarterly earnings reports.

6

(continued)

Also notable was an overweighted position in consumer staples name Flowers Foods, which hurt relative results. Shares of Flowers Foods, which produces and markets packaged bakery foods for retail and food service customers, declined substantially during the semi-annual period. We maintained the position in Flowers Foods, however, because it is what we call a “steady-eddy” stock. In our view, steady-eddy stocks are those of companies that have established strongholds in their market or market niche through proprietary products or services, which, in our view, gives them greater control of their own destiny and makes them less subject to ups and downs of the economy.

How did the Fund use derivatives and similar instruments during the reporting period?

The Fund did not use derivatives as part of its strategy.

Did the Fund make any significant purchases or sales during the six-month period?

During the semi-annual period, we initiated a Fund position in Landstar System, a North American truckload carrier, which reported strongly quarterly earnings and which has been a consistent outperformer of the Russell 2000® Index for the past ten years. We also added to the Fund’s position in long-time holding Clarcor, mentioned earlier, based on its consistently strong earnings and stock price performance.

The largest exit from the Fund was a position in Micros Systems, mentioned earlier, as a result of its acquisition by Oracle. We also sold the Fund’s position in Actuant, an industrial products and systems manufacturer, because of reduced consistency and predictability in its earnings and stock price performance.

Were there any notable changes in the Fund’s weightings during the six-month period?

There were no material changes in the Fund’s sector weightings during the six-month period ended September 30, 2014.

How was the Fund positioned relative to its benchmark index at the end of September 2014?

As of September 30, 2014, the Fund was overweighted relative to the Russell 2000® Index in the industrials, utilities and materials sectors. The Fund was underweighted relative to the Russell 2000® Index in the financials, information technology, health care, consumer discretionary and energy sectors and was rather neutrally weighted relative to the Russell 2000® Index in the consumer staples and telecommunication services sectors on the same date.

What is your tactical view and strategy for the months ahead?

As always, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore the Fund has historically provided a smoother ride to investors than its peer group average. At the same time, however, past performance is no guarantee of future results, and small-cap stocks in general are often more volatile than larger-cap stocks. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective.

7

Value Line Small Cap Opportunities Fund, Inc. Portfolio Highlights at September 30, 2014 (unaudited)

Ten Largest Holdings

			Percentage of
Issue	Shares	Value	Net Assets
Middleby Corp. (The)	117,000	$10,311,210	3.1%
Esterline Technologies Corp.	63,200	7,032,264	2.1%
Lennox International, Inc.	90,600	6,964,422	2.1%
Acuity Brands, Inc.	58,800	6,921,348	2.1%
Waste Connections, Inc.	142,500	6,914,100	2.1%
NewMarket Corp.	17,000	6,477,340	1.9%
Lincoln Electric Holdings, Inc.	88,800	6,139,188	1.8%
CLARCOR, Inc.	95,300	6,011,524	1.8%
Stifel Financial Corp.	125,100	5,865,939	1.8%
AptarGroup, Inc.	95,200	5,778,640	1.7%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

8

Value Line Small Cap Opportunities Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (99.8%)

	CONSUMER
	DISCRETIONARY (8.9%)
81,000	Brinker International, Inc.	$4,113,990
17,500	Buckle, Inc. (The) (1)	794,325
25,800	Buffalo Wild Wings, Inc. *	3,464,166
63,000	Domino’s Pizza, Inc.	4,848,480
34,000	DSW, Inc. Class A	1,023,740
8,200	G-III Apparel Group, Ltd. *	679,452
7,000	John Wiley & Sons, Inc. Class A	392,770
107,000	LKQ Corp. *	2,845,130
24,800	Monro Muffler Brake, Inc.	1,203,544
13,400	O’Reilly Automotive, Inc. *	2,014,824
33,400	Pool Corp.	1,800,928
7,000	Restoration Hardware Holdings, Inc. *(1)	556,850
14,200	Signet Jewelers Ltd.	1,617,522
165,500	Wolverine World Wide, Inc.	4,147,430
		29,503,151
	CONSUMER STAPLES (4.8%)
19,600	Boston Beer Co., Inc. (The) Class A *(1)	4,346,496
48,800	Casey’s General Stores, Inc.	3,498,960
42,000	Church & Dwight Co., Inc.	2,946,720
269,550	Flowers Foods, Inc.	4,948,938
4,000	Spectrum Brands Holdings, Inc.	362,120
		16,103,234
	ENERGY (1.5%)
42,200	Atwood Oceanics, Inc. *	1,843,718
20,600	Dril-Quip, Inc. *	1,841,640
8,000	Energen Corp.	577,920
23,200	Hornbeck Offshore Services, Inc. *	759,336
		5,022,614
	FINANCIALS (10.3%)
16,200	Allied World Assurance Co. Holdings AG	596,808
82,300	Arch Capital Group Ltd. *	4,503,456
49,600	Brown & Brown, Inc.	1,594,640
43,130	Commerce Bancshares, Inc.	1,925,539
8,000	Eaton Vance Corp.	301,840
46,800	Equity Lifestyle Properties, Inc. REIT	1,982,448
33,700	Equity One, Inc. REIT	728,931
2,800	First Cash Financial Services, Inc. *	156,744
66,748	First Financial Bankshares, Inc. (1)	1,854,927
57,100	Portfolio Recovery Associates, Inc. *	2,982,333
90,600	ProAssurance Corp.	3,992,742
44,000	Prosperity Bancshares, Inc.	2,515,480
4,000	RenaissanceRe Holdings Ltd.	399,960
110,400	RLI Corp.	4,779,216
125,100	Stifel Financial Corp. *	5,865,939
9,000	Tanger Factory Outlet Centers REIT	294,480
		34,475,483
	HEALTH CARE (3.9%)
89,000	Akorn, Inc. *	3,228,030
3,600	Henry Schein, Inc. *	419,292
10,000	IDEXX Laboratories, Inc. *	1,178,300
51,200	Mednax, Inc. *	2,806,784

Shares		Value
13,400	MWI Veterinary Supply, Inc. *	$1,988,560
22,000	STERIS Corp.	1,187,120
58,200	VCA Antech, Inc. *	2,289,006
		13,097,092
	INDUSTRIALS (42.8%)
58,800	Acuity Brands, Inc.	6,921,348
43,200	Advisory Board Co. (The) *	2,012,688
14,000	Alliant Techsystems, Inc.	1,786,960
49,075	AMETEK, Inc.	2,464,056
18,400	Applied Industrial Technologies, Inc.	839,960
66,400	AZZ, Inc.	2,773,528
44,200	Carlisle Companies, Inc.	3,552,796
15,000	Chicago Bridge & Iron Co. N.V.	867,750
95,300	CLARCOR, Inc.	6,011,524
25,800	Clean Harbors, Inc. *	1,391,136
40,400	Copart, Inc. *	1,265,126
26,600	Dun & Bradstreet Corp. (The)	3,124,702
85,000	EnerSys	4,984,400
47,800	EnPro Industries, Inc. *	2,893,334
63,200	Esterline Technologies Corp. *	7,032,264
18,400	Franklin Electric Co., Inc.	639,216
51,300	Genesee & Wyoming, Inc. Class A *	4,889,403
39,500	Graco, Inc.	2,882,710
5,700	Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	732,393
30,600	Healthcare Services Group, Inc.	875,466
114,745	HEICO Corp.	5,358,591
60,400	IDEX Corp.	4,371,148
87,000	ITT Corp.	3,909,780
44,000	Kirby Corp. *	5,185,400
20,400	Landstar System, Inc.	1,472,676
90,600	Lennox International, Inc.	6,964,422
88,800	Lincoln Electric Holdings, Inc.	6,139,188
16,200	Macquarie Infrastructure Co. LLC	1,080,540
117,000	Middleby Corp. (The) *	10,311,210
32,400	Nordson Corp.	2,464,668
66,000	Oshkosh Corp.	2,913,900
19,000	RBC Bearings, Inc.	1,077,300
123,000	Rollins, Inc.	3,601,440
18,600	Roper Industries, Inc.	2,720,994
22,000	Rush Enterprises, Inc. Class A *	735,900
9,900	Stericycle, Inc. *	1,153,944
45,700	Teledyne Technologies, Inc. *	4,296,257
74,100	Toro Co. (The)	4,388,943
21,600	Valmont Industrie, Inc. (1)	2,914,488
57,400	Wabtec Corp.	4,651,696
142,500	Waste Connections, Inc.	6,914,100
50,600	Woodward Inc.	2,409,572
		142,976,917
	INFORMATION TECHNOLOGY (10.4%)
40,800	Advent Software, Inc.	1,287,648
29,800	Anixter International, Inc.	2,528,232
35,926	ANSYS, Inc. *`	2,718,520
42,100	Concur Technologies, Inc. *(1)	5,339,122
39,000	Global Payments, Inc.	2,725,320
21,800	Heartland Payment Systems, Inc. (1)	1,040,296
55,600	j2 Global, Inc. (1)	2,744,416

See Notes to Financial Statements.
9

September 30, 2014

Shares		Value
	INFORMATION TECHNOLOGY
	(10.4%) (Continued)
6,400	NetScout Systems, Inc. *	$293,120
16,000	PTC, Inc. *	590,400
16,000	SYNNEX Corp. *	1,034,080
10,100	Syntel, Inc. *	888,194
41,458	Tyler Technologies, Inc. *	3,664,887
31,400	Ultimate Software Group, Inc. (The) *	4,443,414
50,000	WEX, Inc. *	5,516,000
		34,813,649
	MATERIALS (9.4%)
95,200	AptarGroup, Inc.	5,778,640
2,700	Compass Minerals International, Inc.	227,556
59,600	Cytec Industries, Inc.	2,818,484
45,400	KapStone Paper and Packaging Corp. *	1,269,838
17,000	NewMarket Corp.	6,477,340
38,000	Packaging Corp. of America	2,425,160
22,000	Rockwood Holdings, Inc.	1,681,900
38,800	Scotts Miracle-Gro Co. (The) Class A	2,134,000
28,400	Sigma-Aldrich Corp.	3,862,684
95,400	Silgan Holdings, Inc.	4,483,800
		31,159,402
	TELECOMMUNICATION
	SERVICES (1.2%)
35,200	SBA Communications Corp. Class A *	3,903,680
	UTILITIES (6.6%)
32,600	Atmos Energy Corp.	1,555,020
43,200	Cia de Saneamento Basico do
	Estado de Sao Paulo ADR (1)	350,352
26,600	Cleco Corp.	1,280,790
36,800	El Paso Electric Co.	1,345,040
108,800	ITC Holdings Corp.	3,876,544
27,600	New Jersey Resources Corp.	1,394,076

Shares		Value
22,800	Northwest Natural Gas Co.	$963,300
6,800	NorthWestern Corp.	308,448
58,400	Piedmont Natural Gas Co., Inc.	1,958,152
95,000	Questar Corp.	2,117,550
91,400	South Jersey Industries, Inc.	4,877,104
41,600	Southwest Gas Corp.	2,020,928
		22,047,304
	TOTAL COMMON STOCKS
	(Cost $187,494,279) (99.8%)	333,102,526

SHORT-TERM INVESTMENTS (0.7%)
	MONEY MARKET FUNDS (0.7%)
2,282,411	State Street Institutional Liquid
	Reserves Fund	$2,282,411
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,282,411) (0.7%)	2,282,411
	TOTAL INVESTMENT SECURITIES
	(100.5%) (Cost $189,776,690)	$335,384,937
EXCESS OF LIABILITIES OVER CASH AND
OTHER ASSETS (–0.5%)		(1,562,237)
NET ASSETS (100%)		$333,822,700
NET ASSET VALUE OFFERING AND
REDEMPTION PRICE, PER OUTSTANDING
SHARE ($333,822,700 ÷ 7,211,500 shares
outstanding)		$46.29

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of September 30, 2014, the market value of the securities on loan was $10,455,405.
ADR	American Depositary Receipt.
REIT	Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$333,102,526	$—	$—	$333,102,526
Short-Term Investments	—	2,282,411	—	2,282,411
Total Investments in Securities	$333,102,526	$2,282,411	$—	$335,384,937

* See Schedule of Investments for further classification.

See Notes to Financial Statements.
10

VALUE LINE ASSET ALLOCATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund’s investment objective is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.

The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities:(a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade (i.e., within the four highest categories of a nationally recognized statistical rating organization) and (c ) money market instruments (debt securities with maturities of less than one year). There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.

Manager Discussion of Fund Performance

Below, Value Line Asset Allocation Fund, Inc. portfolio managers Stephen E. Grant and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended September 30, 2014.

How did the Fund perform during the semi-annual period?

The Fund generated a total return of 0.92% during the six months ended September 30, 2014. This compares to the 4.74% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Barclays U.S. Aggregate Bond Index (the “Barclays Index”), during the same semi-annual period.

What key factors were responsible for the Fund’s performance during the six-month reporting period?

The Fund benefited most from effective asset allocation. Throughout the six-month reporting period, the Fund was overweighted equities and underweighted fixed income compared to its blended benchmark. With U.S. equities, as measured by the S&P 500® Index, up 6.42% during the annual period, and bonds, as measured by the Barclays Index, posting a return of 2.21%, this asset allocation clearly added value.

However, more than offsetting the benefit of asset allocation was the detracting impact of the smaller average market capitalization of the equity portion of the Fund compared to that of the S&P 500® Index. Small- and mid-cap stocks lagged large-cap stock performance during the six-month reporting period. Also, the Fund had an average cash position of nearly 9% during the reporting period, which served as a drag on relative results as both stocks and bonds registered positive returns during this same period.

Which equity market sectors most significantly affected Fund performance?

Overall, the equity portion of the Fund lagged its benchmark, the S&P 500® Index, given its smaller average market capitalization. Stock selection and sector allocation overall also detracted. The Fund was particularly hurt by weak stock selection in the information technology, health care and consumer discretionary sectors. Having an underweighted allocation to the strongly-performing information technology sector broadly and to the mega-cap stocks within the sector also hurt. In health care, having an underweighted exposure to the strongly-performing biotechnology industry especially dampened relative results.

Only partially offsetting these detractors was effective stock selection in the telecommunication services sector, which contributed positively.

Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

Among the stocks that detracted most from the Fund’s relative results was personal computer and peripherals giant Apple. The Fund held an underweighted position in Apple, and the information technology leader enjoyed robust double-digit gains during the semi-annual period. Positions in Chicago Bridge & Iron, an engineering and construction services firm, and FMC, a specialty chemicals company, also detracted significantly, as each experienced double-digit share price declines on weak quarterly earnings reports.

Besides being underweight Apple, the Fund was also hurt by the absence in its portfolio of positions in several other mega-cap names in the information technology sector, particularly Microsoft, Intel and Facebook, which each posted double-digit share price gains during the semi-annual period. In consumer discretionary, the majority of the underperformance was caused by double-digit share price declines in four stocks—sporting goods retailer Dick’s Sporting Goods, footwear manufacturer Wolverine World Wide, auto parts company BorgWarner and casual restaurant operator Buffalo Wild Wings.

11

(continued)

What were some of the Fund’s best-performing individual stocks?

Among the individual stocks that contributed most to the Fund’s relative results were transcontinental railway Canadian Pacific Railway, specialty chemicals producer Sigma-Aldrich and diversified defense company General Dynamics. Canadian Pacific saw its shares rise robustly on strong quarterly earnings. Shares of Sigma-Aldrich soared on a takeover offer from Germany’s Merck. General Dynamics performed well on strong quarterly earnings reports.

Another strong contributor to the Fund’s results was wireless communications infrastructure operator SBA Communications of the telecommunication services sector.

Did the equity portion of the Fund make any significant purchases or sales?

During the semi-annual period, we initiated positions in Illumina and Johnson & Johnson, two large-cap health care firms that reported strong quarterly earnings and that have been consistent outperformers of the S&P 500® Index during the past ten years or more. We also added to the Fund’s position in long-time holding pollution control equipment manufacturer Clarcor based on its consistently strong earnings and stock price performance.

We sold the Fund’s position in natural food supermarket operator Whole Foods Market and reduced its holding in supplemental insurance provider Aflac, in each case because of weak quarterly earnings reports.

Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?

There were no material changes in the equity portion of the Fund’s sector weightings during the six-month period ended September 30, 2014.

How was the equity portion of the Fund positioned relative to its benchmark index at the end of September 2014?

As of September 30, 2014, the Fund was overweighted relative to the S&P 500® Index in the industrials, consumer staples and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology and energy sectors on the same date.

What was the duration strategy of the fixed income portion of the Fund?

We kept the fixed income portion of the Fund’s duration within one-quarter of a year of that of the Barclays Index. This duration positioning contributed positively, albeit modestly, to the Fund’s relative results.

Which fixed income market segments most significantly affected Fund performance?

Overall, the fixed income portion of the Fund lagged its benchmark, the Barclays Index. On the positive side, a gradually increased allocation to investment grade corporate bonds contributed positively to the fixed income portion of the Fund’s performance, as higher quality corporate bonds were favored amidst a broad “risk off” sentiment in the market. Exposure to taxable municipal bonds also helped. These securities generally performed well, as rising tax receipts reduced some unfunded pension obligations and helped balance state and local budgets.

However, modest exposure to high yield corporate bonds, which are not components of the Barclays Index, detracted from Fund results, as high yield corporate bonds underperformed the Barclays Index during the semi-annual period. An underweighting relative to the Barclays Index in U.S. Treasuries also dampened results, as U.S. Treasuries generally outperformed non-U.S. Treasury sectors during the reporting period.

Yield curve positioning further detracted. The fixed income portion of the Fund was more heavily weighted in the intermediate-segment of the U.S. Treasury yield curve, i.e. securities with maturities of five to seven years, and had less of a weighting in the long-term end of the U.S. Treasury yield curve, i.e. securities with maturities of 30 years. As the 10-year to 30-year portion of the yield curve flattened during the semi-annual period, meaning the differential in yields between these maturities narrowed as 30-year U.S. Treasury yields rallied, or declined, more significantly, such yield curve positioning within the fixed income portion of the Fund hurt.

Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?

We increased the fixed income portion of the Fund’s allocation to investment grade corporate bonds, as we sought to enhance overall investment income for the Fund. We reduced exposure to the securitized sector, particularly commercial mortgage-backed securities.

12

(continued)

How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of September 2014?

As of September 30, 2014, the fixed income portion of the Fund was overweight relative to the Barclays Index in corporate bonds. The Fund was underweight relative to the Barclays Index in U.S. Treasuries and the securitized sector and was rather neutrally weighted to the benchmark index in government-related securities on the same date. The Fund was approximately one-quarter of a year shorter in duration relative to the Barclays Index at the end of the semi-annual period. Such positioning was based on our expectations for a bias toward rising interest rates beginning perhaps in mid-2015 given moderately stronger economic growth and less accommodative Fed policy.

How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?

At the end of March 2014, the Fund had a weighting of approximately 68% in stocks and 32% in fixed income securities and cash equivalents. Asset allocation remained relatively steady during the semi-annual period such that at the end of September 2014, the Fund had a weighting of approximately 70% in stocks and 30% in fixed income securities and cash equivalents. Asset allocation of the Fund is primarily determined on data derived from Value Line, Inc.’s proprietary computer models, which monitor certain economic and financial variables of the stock and bond markets, including interest rates.

How did the Fund use derivatives and similar instruments during the reporting period?

Neither the equity nor fixed income portion of the Fund used derivatives as part of its strategy.

What is your tactical view and strategy for the months ahead?

At the end of the semi-annual period, the proprietary Value Line, Inc. asset allocation model was still positive on stocks, and we are comfortable with the Fund’s underweighted allocation to fixed income. It is our view that there is likely to be increased volatility in the fixed income market, as investors focus on possible signs of a global economic slowdown, political crises in Ukraine and the Middle East and the unfolding Ebola crisis. That said, if stock prices rise and/or long-term interest rates increase, we could become neutral toward stocks, perhaps decreasing the equity weighting in the Fund.

Regardless of market conditions, within the equity portion of the Fund, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. We believe these companies possess enviable portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. In our experience, the underlying stocks of these companies tend to be less volatile than the average small-cap stock, and therefore our equity portfolios have historically provided a smoother ride to investors than the Fund’s peer group average. Of course, past performance is no guarantee of future results. Accepting the short-term ebbs and flows inevitable in the stock market, we believe investments in these companies may well provide superior returns to our shareholders maintaining a long-term perspective. Within the fixed income portion of the Fund, we continued to like corporate bonds at the end of the semi-annual period for their attractive yield.

Of course, we will continue to carefully monitor economic factors, including job creation, unemployment, Gross Domestic Product and inflation, for their potential impact on the financial markets. Federal Reserve actions, including any shift in its currently dovish monetary policy following the end of its quantitative easing program, are also critical factors to watch.

13

Value Line Asset Allocation Fund, Inc.
Portfolio Highlights at September 30, 2014 (unaudited)

Ten Largest Holdings

Issue	Shares	Value	Percentage of Net Assets
General Dynamics Corp.	21,000	$2,668,890	1.1%
Kirby Corp.	20,700	2,439,495	1.0%
Union Pacific Corp.	22,200	2,406,924	1.0%
Ecolab, Inc.	20,000	2,296,600	1.0%
Thermo Fisher Scientific, Inc.	18,300	2,227,110	0.9%
Illumina, Inc.	13,400	2,196,528	0.9%
Costco Wholesale Corp.	17,000	2,130,440	0.9%
Parker-Hannifin Corp.	18,000	2,054,700	0.9%
Affiliated Managers Group, Inc.	10,200	2,043,672	0.8%
Mettler-Toledo International, Inc.	7,900	2,023,427	0.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*

*Sector weightings exclude short-term investments.

14

Value Line Asset Allocation Fund, Inc. Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (70.3%)
	CONSUMER DISCRETIONARY
	(6.2%)
2,200	AutoZone, Inc. *	$1,121,252
13,800	BorgWarner, Inc.	726,018
29,000	Brinker International, Inc.	1,472,910
8,400	Buffalo Wild Wings, Inc. *	1,127,868
23,200	Dick’s Sporting Goods, Inc.	1,018,016
9,000	Genuine Parts Co.	789,390
4,100	John Wiley & Sons, Inc. Class A	230,051
6,000	Johnson Controls, Inc.	264,000
28,000	LKQ Corp. *	744,520
11,000	Luxottica Group S.p.A. ADR	572,880
4,200	Movado Group, Inc.	138,852
6,200	O’Reilly Automotive, Inc. *	932,232
4,500	Pool Corp.	242,640
9,000	Starbucks Corp.	679,140
28,000	TJX Companies, Inc. (The)	1,656,760
20,800	VF Corp.	1,373,424
26,000	Wolverine World Wide, Inc.	651,560
17,400	Yum! Brands, Inc.	1,252,452
		14,993,965
	CONSUMER STAPLES (8.8%)
3,500	Boston Beer Co., Inc. (The) Class A* (1)	776,160
38,000	BRF S.A. ADR	904,020
3,300	British American Tobacco PLC ADR	373,164
2,000	Brown-Forman Corp. Class B	180,440
4,400	Bunge Ltd.	370,612
11,000	Casey’s General Stores, Inc.	788,700
15,200	Church & Dwight Co., Inc.	1,066,432
7,800	Coca-Cola Femsa, S.A.B. de C.V. ADR	785,616
17,000	Costco Wholesale Corp.	2,130,440
25,000	CVS Health Corp.	1,989,750
5,600	Diageo PLC ADR	646,240
9,400	Energizer Holdings, Inc.	1,158,174
53,175	Flowers Foods, Inc.	976,293
5,400	Fomento Economico Mexicano
	S.A.B. de C.V. ADR	497,070
23,000	General Mills, Inc.	1,160,350
22,800	Hormel Foods Corp.	1,171,692
7,000	Ingredion, Inc.	530,530
4,800	J&J Snack Foods Corp.	449,088
9,400	McCormick & Co., Inc.	628,860
6,400	Nestle SA ADR	471,232
18,000	PepsiCo, Inc.	1,675,620
16,000	Procter & Gamble Co. (The)	1,339,840
19,000	Reynolds American, Inc.	1,121,000
		21,191,323
	ENERGY (3.1%)
6,000	Atwood Oceanics, Inc. *	262,140
3,600	Core Laboratories N.V.	526,860
2,000	Dril-Quip, Inc. *	178,800
20,800	Enbridge, Inc.	995,904
17,000	EQT Corp.	1,556,180
11,400	FMC Technologies, Inc. *	619,134
20,000	Noble Energy, Inc.	1,367,200
10,000	Oceaneering International, Inc.	651,700

Shares		Value
12,000	ONEOK, Inc.	$786,600
3,000	Pioneer Natural Resources Co.	590,910
		7,535,428
	FINANCIALS (6.7%)
10,000	ACE Ltd.	1,048,700
10,200	Affiliated Managers Group, Inc. *	2,043,672
8,300	AFLAC, Inc.	483,475
3,700	Alleghany Corp. *	1,547,155
10,400	American Campus Communities, Inc. REIT	379,080
7,400	American Tower Corp. REIT	692,862
11,700	Arch Capital Group Ltd. *	640,224
5,500	Bank of Nova Scotia (The)	340,175
5,600	BOK Financial Corp.	372,288
14,000	Brown & Brown, Inc.	450,100
7,600	Camden Property Trust REIT	520,828
6,000	Eaton Vance Corp.	226,380
3,900	Enstar Group Ltd. *	531,648
297	Essex Property Trust, Inc. REIT	53,089
2,000	FBL Financial Group, Inc. Class A	89,400
4,000	LTC Properties, Inc. REIT	147,560
10,000	M&T Bank Corp.	1,232,900
9,400	Portfolio Recovery Associates, Inc. *	490,962
10,000	Principal Financial Group, Inc.	524,700
9,600	Prosperity Bancshares, Inc.	548,832
7,500	Prudential Financial, Inc.	659,550
18,800	RLI Corp.	813,852
7,400	Royal Bank of Canada	528,730
10,100	Signature Bank *	1,131,806
10,000	Wells Fargo & Co.	518,700
		16,016,668
	HEALTH CARE (8.6%)
3,600	Akorn, Inc. *	130,572
11,000	Alexion Pharmaceuticals, Inc. *	1,824,020
2,800	Allergan, Inc.	498,932
10,000	Becton, Dickinson & Co.	1,138,100
2,400	Bio-Reference Laboratories, Inc. * (1)	67,344
6,600	C.R. Bard, Inc.	941,886
22,200	Cerner Corp. *	1,322,454
8,800	DENTSPLY International, Inc.	401,280
8,800	Express Scripts Holding Co. *	621,544
12,500	Henry Schein, Inc. *	1,455,875
9,100	IDEXX Laboratories, Inc. *	1,072,253
13,400	Illumina, Inc. *	2,196,528
5,000	Johnson & Johnson	532,950
10,000	McKesson Corp.	1,946,700
24,000	Mednax, Inc. *	1,315,680
7,900	Mettler-Toledo International, Inc. *	2,023,427
10,000	Novo Nordisk A/S ADR	476,200
9,000	ResMed, Inc. (1)	443,430
18,300	Thermo Fisher Scientific, Inc.	2,227,110
		20,636,285
	INDUSTRIALS (23.8%)
14,600	Acuity Brands, Inc.	1,718,566
7,600	Advisory Board Co. (The) *	354,084
36,875	AMETEK, Inc.	1,851,494
18,800	Canadian National Railway Co.	1,334,048
9,600	Canadian Pacific Railway Ltd.	1,991,712

See Notes to Financial Statements.
15

Schedule of Investments (unaudited) (continued)

Shares		Value
	INDUSTRIALS (23.8%) (Continued)
14,400	Carlisle Companies, Inc.	$1,157,472
16,000	Chicago Bridge & Iron Co. N.V.	925,600
20,700	CLARCOR, Inc.	1,305,756
5,000	Clean Harbors, Inc. *	269,600
6,000	Copart, Inc. *	187,890
23,400	Danaher Corp.	1,777,932
18,000	Donaldson Co., Inc.	731,340
15,000	Equifax, Inc.	1,121,100
3,300	Esterline Technologies Corp. *	367,191
11,000	Fastenal Co.	493,900
12,800	Flowserve Corp.	902,656
11,800	Franklin Electric Co., Inc.	409,932
21,000	General Dynamics Corp.	2,668,890
2,000	Graco, Inc.	145,960
15,000	Healthcare Services Group, Inc.	429,150
16,187	HEICO Corp.	755,933
26,800	IDEX Corp.	1,939,516
14,200	IHS, Inc. Class A *	1,777,698
16,500	ITT Corp.	741,510
3,000	J.B. Hunt Transport Services, Inc.	222,150
11,400	Kansas City Southern	1,381,680
20,700	Kirby Corp. *	2,439,495
9,000	L-3 Communications Holdings, Inc.	1,070,280
13,200	Lincoln Electric Holdings, Inc.	912,582
7,900	Middleby Corp. (The) *	696,227
6,000	Nordson Corp.	456,420
4,300	Oshkosh Corp.	189,845
18,000	Parker-Hannifin Corp.	2,054,700
6,200	Precision Castparts Corp.	1,468,656
40,000	Republic Services, Inc.	1,560,800
6,000	Rockwell Automation, Inc.	659,280
29,400	Rollins, Inc.	860,832
13,700	Roper Industries, Inc.	2,004,173
15,000	Rush Enterprises, Inc. Class A *	501,750
6,000	Ryanair Holdings PLC ADR *	338,580
5,000	Snap-on, Inc.	605,400
15,000	Stericycle, Inc. *	1,748,400
16,800	Teledyne Technologies, Inc. *	1,579,368
31,200	Toro Co. (The)	1,847,976
22,200	Union Pacific Corp.	2,406,924
18,000	United Technologies Corp.	1,900,800
5,100	Valmont Industries, Inc. (1)	688,143
4,800	W.W. Grainger, Inc.	1,207,920
23,600	Wabtec Corp.	1,912,544
26,350	Waste Connections, Inc.	1,278,502
		57,352,357
	INFORMATION TECHNOLOGY (6.5%)
15,000	Accenture PLC Class A	1,219,800
5,000	Alliance Data Systems Corp. *	1,241,350
10,000	Amphenol Corp. Class A	998,600
15,000	ANSYS, Inc. *	1,135,050
4,200	Apple, Inc.	423,150
16,000	Automatic Data Processing, Inc.	1,329,280
6,000	Concur Technologies, Inc. *	760,920

Shares		Value
11,000	Fidelity National Information Services, Inc.	$619,300
18,600	Fiserv, Inc. *	1,202,211
3,200	Global Payments, Inc.	223,616
10,100	j2 Global, Inc. (1)	498,536
18,000	MasterCard, Inc. Class A	1,330,560
7,000	Open Text Corp.	387,940
31,000	Salesforce.com, Inc. *	1,783,430
9,800	Trimble Navigation Ltd. *	298,900
9,300	Ultimate Software Group, Inc. (The) *	1,316,043
7,000	WEX, Inc. *	772,240
		15,540,926
	MATERIALS (5.1%)
6,000	Airgas, Inc.	663,900
7,000	AptarGroup, Inc.	424,900
23,000	Crown Holdings, Inc. *	1,023,960
20,000	Ecolab, Inc.	2,296,600
22,000	FMC Corp.	1,258,180
15,000	Packaging Corp. of America	957,300
11,400	Praxair, Inc.	1,470,600
4,000	Rockwood Holdings, Inc.	305,800
8,400	Sigma-Aldrich Corp.	1,142,484
30,000	Silgan Holdings, Inc.	1,410,000
18,000	Valspar Corp. (The)	1,421,820
		12,375,544
	TELECOMMUNICATION
	SERVICES (0.4%)
9,000	SBA Communications Corp. Class A *	998,100

	UTILITIES (1.1%)
33,000	Cia de Saneamento Basico do Estado de
	Sao Paulo ADR	267,630
7,800	Cleco Corp.	375,570
4,000	El Paso Electric Co.	146,200
12,000	ITC Holdings Corp.	427,560
9,400	MDU Resources Group, Inc.	261,414
15,000	Questar Corp.	334,350
5,000	Sempra Energy	526,900
2,600	South Jersey Industries, Inc.	138,736
3,000	Southwest Gas Corp.	145,740
		2,624,100
	TOTAL COMMON STOCKS
	(Cost $119,341,402) (70.3%)	169,264,696

Principal
Amount		Value
ASSET-BACKED SECURITIES (0.2%)
$152,463	Ford Credit Auto Lease Trust,
	Series 2013-B, Class A2B,
	0.42%, 1/15/16 (2)	$152,522
110,000	Ford Credit Auto Owner Trust, Series
	2013-D, Class A3, 0.67%, 4/15/18	109,909
250,000	Ford Credit Auto Owner Trust/Ford
	Credit, Series 2014-1, Class A,
	2.26%, 11/15/25 (3)	249,804
	TOTAL ASSET-BACKED SECURITIES
	(Cost $514,251) (0.2%)	512,235

See Notes to Financial Statements.
16

September 30, 2014

Principal
Amount		Value

COMMERCIAL MORTGAGE-BACKED
SECURITIES (1.0%)
$210,000	Banc of America Commercial Mortgage
	Trust, Series 2006-2, Class A4, 5.92%,
	5/10/45 (2)	$221,748
150,000	Citigroup Commercial Mortgage Trust,
	Series 2006-C5, Class A4, 5.43%,
	10/15/49	160,877
350,000	Commercial Mortgage Trust, Series 2007-GG9,
	Class A4, 5.44%, 3/10/39	377,010
250,000	FHLMC Multifamily Structured Pass-Through
	Certificates, Series K710, Class A2,
	1.88%, 5/25/19	248,181
200,000	FREMF Mortgage Trust, Series 2012-K711,
	Class B, 3.68%, 8/25/45 (2) (3)	202,649
228,434	FREMF Mortgage Trust, Series 2013-KF02,
	Class B, 2.82%, 12/25/45 (2) (3)	236,343
250,000	GNMA, Series 2013-12, Class B, 2.45%,
	11/16/52 (2)	235,859
325,000	GS Mortgage Securities Trust, Series 2006-GG6,
	Class A4, 5.55%, 4/10/38 (2)	338,650
114,602	JP Morgan Chase Commercial Mortgage
	Securities Trust, Series 2007-CB20, Class
	A1A, 5.75%, 2/12/51 (2)	126,125
104,000	Morgan Stanley Capital I Trust, Series
	2012-C4, Class A4, 3.24%, 3/15/45	104,930
173,832	Thornburg Mortgage Securities Trust, Series
	2005-1, Class A3, 2.24%, 4/25/45 (2)	176,186
	TOTAL COMMERCIAL MORTGAGE-
	BACKED SECURITIES
	(Cost $2,485,343) (1.0%)	2,428,558

CORPORATE BONDS & NOTES (10.8%)
	BASIC MATERIALS (0.7%)
200,000	ArcelorMittal, Senior Unsecured
	Notes, 5.00%, 2/25/17	206,980
100,000	ArcelorMittal, Senior Unsecured
	Notes, 7.50%, 10/15/39	103,000
250,000	Glencore Funding LLC, Guaranteed Notes,
	4.13%, 5/30/23 (3)	247,427
200,000	LYB International Finance B.V., Guaranteed
	Notes, 4.00%, 7/15/23	206,918
100,000	Methanex Corp., Senior Unsecured Notes,
	3.25%, 12/15/19	101,522
250,000	Southern Copper Corp., Senior Unsecured
	Notes, 7.50%, 7/27/35	298,067
150,000	Steel Dynamics, Inc., Guaranteed Notes,
	6.13%, 8/15/19	158,438
150,000	Vale Overseas Ltd., Guaranteed Notes,
	5.63%, 9/15/19	167,501
250,000	Vale S.A., Senior Unsecured Notes,
	5.63%, 9/11/42 (1)	244,605
		1,734,458
Principal
Amount		Value
	COMMUNICATIONS (1.2%)
$150,000	Baidu, Inc., Senior Unsecured Notes,
	2.75%, 6/9/19	$148,945
200,000	CBS Corp., Guaranteed Notes, 3.70%,
	8/15/24	197,506
100,000	Comcast Corp., Guaranteed Notes,
	6.40%, 3/1/40	128,785
250,000	DIRECTV Holdings LLC/DIRECTV
	Financing Co., Inc., Guaranteed Notes,
	4.60%, 2/15/21	271,691
250,000	Expedia, Inc., Guaranteed Notes,
	4.50%, 8/15/24 (1)	247,774
200,000	MetroPCS Wireless, Inc., Guaranteed Notes,
	6.63%, 11/15/20	205,500
250,000	Motorola Solutions, Inc., Senior Unsecured
	Notes, 3.50%, 3/1/23	241,700
250,000	Netflix, Inc., Senior Unsecured Notes,
	5.75%, 3/1/24 (3)	257,500
200,000	Telefonica Emisiones SAU, Guaranteed Notes,
	5.88%, 7/15/19	228,660
250,000	Tencent Holdings, Ltd., Senior Unsecured Notes,
	3.38%, 5/2/19 (3)	252,703
50,000	Thomson Reuters Corp., Senior Unsecured ,
	Notes 3.85%, 9/29/24	49,619
250,000	Time Warner, Inc., Guaranteed Notes,
	3.15%, 7/15/15	254,958
200,000	Verizon Communications, Inc., Senior
	Unsecured Notes, 2.50%, 9/15/16	205,258
150,000	Viacom, Inc., Senior Unsecured Notes,
	3.88%, 4/1/24	149,377
		2,839,976
	CONSUMER, CYCLICAL (0.9%)
250,000	American Honda Finance Corp., Senior
	Unsecured Notes, 2.13%, 2/28/17 (3)	255,267
200,000	CVS Health Corp., Senior Unsecured Notes,
	6.60%, 3/15/19	234,193
164,000	D.R. Horton, Inc., Guaranteed Notes,
	6.50%, 4/15/16	175,480
185,000	Delphi Corp., Guaranteed Notes,
	6.13%, 5/15/21	203,038
100,000	L Brands, Inc., Guaranteed Notes,
	6.63%, 4/1/21	110,000
150,000	Macy’s Retail Holdings, Inc., Guaranteed
	Notes, 4.38%, 9/1/23	158,268
150,000	Nissan Motor Acceptance Corp., Senior
	Unsecured Notes, 2.35%, 3/4/19 (3)	150,207
100,000	Ryland Group, Inc. (The), Guaranteed Notes,
	6.63%, 5/1/20	106,000
200,000	Starwood Hotels & Resorts Worldwide, Inc.,
	Senior Unsecured Notes, 7.38%, 11/15/15	214,423
250,000	Wyndham Worldwide Corp., Senior Unsecured
	Notes, 3.90%, 3/1/23	246,330
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital
	Corp., Senior Unsecured Notes,
	7.75%, 8/15/20	265,312
		2,118,518

See Notes to Financial Statements.
17

Schedule of Investments (unaudited) (continued)

Principal
Amount		Value
	CONSUMER, NON-CYCLICAL (1.1%)
$250,000	AbbVie, Inc., Senior Unsecured Notes,
	2.00%, 11/6/18	$246,143
150,000	Amgen, Inc., Senior Unsecured Notes,
	2.13%, 5/15/17	152,672
250,000	Anheuser-Busch InBev Finance, Inc.,
	Guaranteed Notes, 4.63%, 2/1/44	253,242
200,000	Boston Scientific Corp., Senior Unsecured
	Notes, 2.65%, 10/1/18	201,957
150,000	Celgene Corp., Senior Unsecured Notes,
	5.25%, 8/15/43	162,849
109,000	ConAgra Foods, Inc., Senior Unsecured
	Notes, 3.20%, 1/25/23	104,540
250,000	Constellation Brands, Inc., Guaranteed Notes,
	3.75%, 5/1/21	245,312
250,000	Edwards Lifesciences Corp., Senior Unsecured
	Notes, 2.88%, 10/15/18	254,089
100,000	Gilead Sciences, Inc., Senior Unsecured Notes,
	3.05%, 12/1/16	104,168
150,000	HJ Heinz Co., Secured Notes, 4.25%, 10/15/20	149,063
350,000	Kroger Co. (The), Senior Unsecured Notes,
	5.15%, 8/1/43	374,261
250,000	Mylan, Inc., Senior Unsecured Notes, 1.35%,
	11/29/16	249,970
100,000	Service Corp. International, Senior Unsecured
	Notes, 7.00%, 6/15/17	109,000
		2,607,266
	ENERGY (0.8%)
150,000	Anadarko Petroleum Corp., Senior Unsecured
	Notes, 6.38%, 9/15/17	170,028
100,000	DCP Midstream Operating L.P., Guaranteed
	Notes, 2.50%, 12/1/17	102,036
250,000	Devon Energy Corp., Senior Unsecured Notes,
	1.20%, 12/15/16	250,186
300,000	Enterprise Products Operating LLC, Guaranteed
	Notes, 3.70%, 6/1/15	306,047
100,000	Hess Corp., Senior Unsecured Notes,
	5.60%, 2/15/41	112,631
150,000	Kinder Morgan Energy Partners L.P., Senior
	Unsecured Notes, 2.65%, 2/1/19	149,553
150,000	Marathon Petroleum Corp., Senior Unsecured
	Notes, 4.75%, 9/15/44	143,995
100,000	Petrobras Global Finance B.V., Guaranteed
	Notes, 3.11%, 3/17/20 (2)	101,870
250,000	Petrobras Global Finance B.V., Guaranteed
	Notes, 6.25%, 3/17/24	261,907
50,000	Rowan Companies, Inc., Guaranteed Notes,
	7.88%, 8/1/19	60,452
150,000	Spectra Energy Partners L.P., Senior Unsecured
	Notes, 4.75%, 3/15/24	160,886
50,000	Valero Energy Corp., Guaranteed Notes,
	6.63%, 6/15/37	59,693
50,000	Whiting Petroleum Corp., Guaranteed Notes,
	5.00%, 3/15/19	51,375
		1,930,659

Principal
Amount		Value
	FINANCIAL (5.2%)
$100,000	Aircastle Ltd., Senior Unsecured Notes,
	4.63%, 12/15/18	$100,000
250,000	Ally Financial, Inc., Guaranteed Notes,
	4.63%, 6/26/15	253,475
100,000	Ally Financial, Inc., Senior Unsecured Notes,
	3.25%, 9/29/17	98,750
250,000	American Express Co., Senior Unsecured Notes,
	0.82%, 5/22/18 (2)	252,157
250,000	American International Group, Inc., Senior
	Unsecured Notes, 3.38%, 8/15/20	257,477
250,000	Australia & New Zealand Banking Group Ltd.,
	Subordinated Notes, 4.50%, 3/19/24 (3)	252,149
150,000	Bancolombia S.A., Senior Unsecured Notes,
	5.95%, 6/3/21	164,625
200,000	Bank of America Corp., Senior Unsecured
	Notes, 4.00%, 4/1/24	202,084
200,000	Bank of America Corp. MTN, Series L, Senior
	Unsecured Notes, 5.65%, 5/1/18	222,460
300,000	Bank of China Hong Kong Ltd., Senior Unsecured
	Notes, 3.75%, 11/8/16 (3)	312,801
250,000	BlackRock, Inc., Series 2, Senior Unsecured
	Notes, 5.00%, 12/10/19	282,515
200,000	BPCE S.A., Guaranteed Notes,
	2.50%, 12/10/18	200,488
100,000	Branch Banking & Trust Co., Senior Unsecured
	Notes, 1.05%, 12/1/16	100,020
100,000	CIT Group, Inc., Senior Unsecured Notes,
	4.25%, 8/15/17	101,000
350,000	Citigroup, Inc., Senior Unsecured Notes,
	1.70%, 7/25/16	353,547
100,000	Citigroup, Inc., Subordinated Notes,
	5.30%, 5/6/44	103,906
250,000	CNA Financial Corp., Senior Unsecured Notes,
	3.95%, 5/15/24	252,976
250,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA, Guaranteed Notes, 3.95%, 11/9/22	251,064
250,000	Credit Agricole S.A., Senior Unsecured Notes,
	2.13%, 4/17/18 (3)	249,605
200,000	Digital Realty Trust L.P., Guaranteed Notes,
	5.25%, 3/15/21 (1)	217,069
150,000	EPR Properties, Guaranteed Notes,
	5.25%, 7/15/23	157,703
100,000	First Horizon National Corp., Senior Unsecured
	Notes, 5.38%, 12/15/15	104,808
200,000	Ford Motor Credit Co. LLC, Senior Unsecured
	Notes, 1.72%, 12/6/17	198,590
250,000	Ford Motor Credit Co. LLC, Senior Unsecured
	Notes, 2.38%, 1/16/18	252,304
250,000	General Electric Capital Corp. MTN, Senior
	Unsecured Notes,
	1.00%, 8/11/15 (2)	251,602
500,000	General Electric Capital Corp. MTN, Senior
	Unsecured Notes, 3.35%, 10/17/16	524,097
275,000	Goldman Sachs Group, Inc. (The), Senior
	Unsecured Notes, 5.75%, 10/1/16	298,602

See Notes to Financial Statements.
18

September 30, 2014

Principal
Amount		Value
	FINANCIAL (5.2%) (Continued)
$125,000	Goldman Sachs Group, Inc. (The), Subordinated
	Notes, 6.75%, 10/1/37	$149,223
250,000	Hartford Financial Services Group, Inc. (The),
	Senior Unsecured Notes, 4.00%, 10/15/17	267,513
182,000	HCP, Inc., Senior Unsecured Notes,
	3.15%, 8/1/22	176,235
100,000	Hospitality Properties Trust, Senior Unsecured
	Notes, 4.65%, 3/15/24	101,342
250,000	Host Hotels & Resorts L.P., Senior Unsecured
	Notes, 5.25%, 3/15/22	274,838
200,000	HSBC Holdings PLC, Senior Unsecured Notes,
	4.00%, 3/30/22	210,477
250,000	International Lease Finance Corp., Senior
	Secured Notes, 7.13%, 9/1/18 (3)	281,250
200,000	Jefferies Group LLC, Senior Unsecured Notes,
	8.50%, 7/15/19	247,122
150,000	Jefferies Group LLC, Senior Unsecured Notes,
	6.25%, 1/15/36	157,890
500,000	JPMorgan Chase & Co., Senior Unsecured
	Notes, 3.15%, 7/5/16	517,478
250,000	Korea Development Bank (The), Senior
	Unsecured Notes, 4.00%, 9/9/16	263,132
50,000	Macquarie Bank Ltd., Senior Unsecured Notes,
	5.00%, 2/22/17 (3)	53,882
500,000	Morgan Stanley, Subordinated Notes,
	4.88%, 11/1/22	528,241
200,000	Nomura Holdings, Inc. GMTN, Senior
	Unsecured Notes, 2.75%, 3/19/19	200,350
250,000	PNC Bank NA, Senior Unsecured
	Notes, 1.30%, 10/3/16	251,551
150,000	PNC Bank NA, Subordinated Notes,
	2.95%, 1/30/23	145,585
250,000	ProLogis L.P., Guaranteed Notes,
	3.35%, 2/1/21	249,470
250,000	Regions Financial Corp., Senior Unsecured
	Notes, 2.00%, 5/15/18	247,048
150,000	Royal Bank of Scotland Group PLC, Senior
	Unsecured Notes, 1.88%, 3/31/17	150,077
150,000	Santander Holdings USA, Inc., Senior
	Unsecured Notes, 3.00%, 9/24/15	152,729
200,000	Standard Chartered PLC, Subordinated
	Notes, 5.70%, 3/26/44 (3)	211,356
250,000	Stifel Financial Corp., Senior Unsecured
	Notes, 4.25%, 7/18/24	251,426
250,000	Synchrony Financial, Senior Unsecured
	Notes, 3.00%, 8/15/19	250,685
100,000	Synchrony Financial, Senior Unsecured
	Notes, 3.75%, 8/15/21	100,903
150,000	Wells Fargo & Co., Senior Unsecured
	Notes, 5.63%, 12/11/17	167,928
250,000	Wells Fargo & Co., Series M, Subordinated
	Notes, 3.45%, 2/13/23	245,660
150,000	Weyerhaeuser Co., Senior Unsecured
	Notes, 7.38%, 10/1/19	181,314

Principal
Amount		Value
$100,000	Weyerhaeuser Co., Senior Unsecured
	Notes, 6.95%, 10/1/27	$123,488
155,000	XLIT Ltd., Guaranteed Notes,
	5.75%, 10/1/21	179,303
100,000	XLIT Ltd., Guaranteed Notes,
	5.25%, 12/15/43	109,965
		12,463,335
	INDUSTRIAL (0.5%)
250,000	Burlington Northern Santa Fe LLC, Senior
	Unsecured Notes, 3.60%, 9/1/20	262,682
100,000	Burlington Northern Santa Fe LLC, Senior
	Unsecured Notes, 4.45%, 3/15/43	99,372
100,000	Lafarge S.A., Senior Unsecured Notes,
	6.20%, 7/9/15 (3)	103,370
234,000	Masco Corp., Senior Unsecured Notes,
	6.13%, 10/3/16	249,678
250,000	Packaging Corp. of America, Senior
	Unsecured Notes, 3.65%, 9/15/24	245,530
100,000	Textron, Inc., Senior Unsecured Notes,
	6.20%, 3/15/15	102,520
200,000	Valmont Industries, Inc., Guaranteed Notes,
	5.00%, 10/1/44	196,210
		1,259,362
	TECHNOLOGY (0.1%)
100,000	Altera Corp., Senior Unsecured Notes,
	1.75%, 5/15/17	100,526
100,000	Seagate HDD Cayman, Guaranteed
	Notes, 4.75%, 1/1/25 (3)	99,500
200,000	Xerox Corp., Senior Unsecured Notes,
	2.80%, 5/15/20	197,210
		397,236
	UTILITIES (0.3%)
100,000	Consumers Energy Co., 3.13%, 8/31/24	99,383
150,000	Dominion Resources, Inc., Series C,
	Senior Unsecured Notes, 4.90%, 8/1/41	159,183
100,000	Exelon Generation Co. LLC, Senior Unsecured
	Notes, 5.20%, 10/1/19	110,878
250,000	Florida Power & Light Co., 4.95%, 6/1/35	285,936
		655,380
	TOTAL CORPORATE BONDS &
	NOTES (Cost $25,975,079)
	(10.8%)	26,006,190

FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
500,000	International Bank for Reconstruction &
	Development, Senior Unsecured Notes,
	0.50%, 4/15/16	498,998
250,000	Mexico Government International Bond,
	Senior Unsecured Notes, 5.13%, 1/15/20	277,500
150,000	Poland Government International Bond,
	Senior Unsecured Notes, 4.00%, 1/22/24	154,125
	TOTAL FOREIGN GOVERNMENT
	OBLIGATIONS (Cost $921,929) (0.4%)	930,623

See Notes to Financial Statements.
19

Schedule of Investments (unaudited) (continued)

Principal
Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.6%)
$185,000	California Educational Facilities Authority,
	Revenue Bonds, Loyola Marymount
	University, Series A, 2.96%, 10/1/21	$186,711
200,000	City of New York, General Obligation
	Unlimited, Subser. D2, 2.60%, 8/1/20	201,176
250,000	Illinois State, General Obligation Unlimited,
	4.96%, 3/1/16	262,865
330,000	San Francisco Bay Area Rapid Transit District,
	Revenue Bonds, Series B, 4.09%, 7/1/32	326,040
100,000	University of Alabama, Build America Bonds,
	General Obligation Unlimited, Revenue Bonds,
	Series B, 5.20%, 10/1/30	108,681
250,000	University of Oklahoma (The), Revenue Bonds,
	Series B, 3.10%, 7/1/26	243,680
	TOTAL LONG-TERM MUNICIPAL
	SECURITIES (Cost $1,337,765) (0.6%)	1,329,153

U.S. GOVERNMENT AGENCY OBLIGATIONS (7.4%)
500,000	FHLB, 2.88%, 9/11/20	514,451
500,000	FHLMC, 1.00%, 7/28/17	497,945
500,000	FHLMC, 0.75%, 1/12/18	490,245
500,000	FHLMC, 1.75%, 5/30/19	498,484
39,642	FHLMC, Series 3538, Class BA,
	4.50%, 10/15/27	40,221
259,536	FHLMC, Series 4151, Class PA,
	2.00%, 1/15/33	255,538
443,365	FHLMC Gold PC Pool #A95174,
	4.00%, 11/1/40	467,415
84,089	FHLMC Gold PC Pool #C03516,
	4.00%, 9/1/40	88,651
467,422	FHLMC Gold PC Pool #C09055,
	4.00%, 12/1/43	492,776
695,681	FHLMC Gold PC Pool #G05447,
	4.50%, 5/1/39	750,650
100,586	FHLMC Gold PC Pool #G06927,
	5.00%, 2/1/37	111,245
29,410	FHLMC Gold PC Pool #G08488,
	3.50%, 4/1/42	30,054
68,925	FHLMC Gold PC Pool #J03316,
	5.00%, 9/1/21	72,799
474,360	FHLMC Gold PC Pool #J13885,
	3.50%, 12/1/25	499,242
286,023	FHLMC Gold PC Pool #Q05649,
	4.00%, 1/1/42	301,538
374,872	FHLMC Gold PC Pool #Q05714,
	4.00%, 1/1/42	395,207
234,420	FHLMC Gold PC Pool #Q23433,
	4.00%, 12/1/43	247,136
500,000	FNMA, 0.38%, 12/21/15	500,785
265,156	FNMA, 4.50%, 4/1/40	286,737
50,782	FNMA, 4.50%, 7/1/40	54,923

Principal
Amount		Value
$214,852	FNMA Pool #745275, 5.00%, 2/1/36	$237,555
13,454	FNMA Pool #910242, 5.00%, 3/1/37	14,890
26,017	FNMA Pool #975116, 5.00%, 5/1/38	28,695
1,336	FNMA Pool #976734, 5.00%, 3/1/38	1,473
449,797	FNMA Pool #995245, 5.00%, 1/1/39	496,103
244,005	FNMA Pool #AA7720, 4.00%, 8/1/39	257,493
589,250	FNMA Pool #AB1259, 5.00%, 7/1/40	650,665
377,049	FNMA Pool #AB1796, 3.50%, 11/1/40	385,950
231,445	FNMA Pool #AB3218, 3.50%, 7/1/31	241,499
250,472	FNMA Pool #AB5024, 3.00%, 4/1/42	247,634
373,017	FNMA Pool #AB6286, 2.50%, 9/1/27	377,371
478,084	FNMA Pool #AB8144, 5.00%, 4/1/37	528,261
250,892	FNMA Pool #AC8908, 4.50%, 1/1/40	271,286
160,509	FNMA Pool #AH3226, 5.00%, 2/1/41	177,861
88,643	FNMA Pool #AH6186, 4.00%, 2/1/41	93,543
203,774	FNMA Pool #AH7205, 4.50%, 3/1/41	220,284
245,282	FNMA Pool #AH8932, 4.50%, 4/1/41	265,301
244,170	FNMA Pool #AI1019, 4.50%, 5/1/41	264,141
338,973	FNMA Pool #AJ6932, 3.00%, 11/1/26	350,325
563,011	FNMA Pool #AJ9278, 3.50%, 12/1/41	576,534
156,649	FNMA Pool #AQ0287, 3.00%, 10/1/42	154,818
452,591	FNMA Pool #AQ3960, 3.00%, 8/1/28	467,517
428,803	FNMA Pool #AR0930, 2.50%, 1/1/28	433,810
184,426	FNMA Pool #AS0865, 2.50%, 10/1/28	186,580
453,447	FNMA Pool #AS1529, 3.00%, 1/1/29	467,684
477,497	FNMA Pool #AU7025, 3.00%, 11/1/43	471,375
236,501	FNMA Pool #AU8070, 3.50%, 9/1/43	242,060
198,179	FNMA Pool #AW5055, 3.50%, 7/1/44	203,012
200,000	FNMA Pool #AX1138, 3.50%, 9/1/44	204,701
254,223	FNMA Pool #MA3894, 4.00%, 9/1/31	271,791
250,000	FNMA Pool TBA, 4.50%, 10/1/44	269,727
200,000	FNMA Pool TBA, 5.00%, 10/1/44	220,669
261,220	FNMA REMIC Trust Series 2013-18,
	Class AE, 2.00%, 3/25/28	257,627
210,561	FNMA REMIC Trust Series 2013-41,
	Class WD, 2.00%, 11/25/42	203,121
344,640	GNMA II Pool #MA1090, 3.50%, 6/20/43	356,845
218,102	GNMA II Pool #MA1448, 3.50%, 11/20/43	225,826
234,511	GNMA II Pool #MA1520, 3.00%, 12/20/43	236,523
500,000	GNMA II Pool TBA, 4.00%, 10/1/44	529,883
199,955	GNMA Pool #650494, 5.50%, 1/15/36	222,302
	TOTAL U.S. GOVERNMENT AGENCY
	OBLIGATIONS
	(Cost $17,846,281) (7.4%)	17,908,777

U.S. TREASURY OBLIGATIONS (3.5%)
	U.S. TREASURY NOTES &
	BONDS (3.5%)
150,000	U.S. Treasury Bonds, 5.25%, 11/15/28	192,984
350,000	U.S. Treasury Bonds, 5.38%, 2/15/31	463,258
550,000	U.S. Treasury Bonds, 4.63%, 2/15/40	696,609
200,000	U.S. Treasury Bonds, 3.75%, 8/15/41	222,031
100,000	U.S. Treasury Bonds, 2.88%, 5/15/43	93,672
250,000	U.S. Treasury Bonds, 3.63%, 8/15/43	270,234

See Notes to Financial Statements.
20

September 30, 2014

Principal
Amount		Value
	U.S. TREASURY NOTES &
	BONDS (3.5%) (Continued)
$200,000	U.S. Treasury Bonds, 3.38%, 5/15/44	$206,500
300,000	U.S. Treasury Bonds, 3.13%, 8/15/44	295,219
300,000	U.S. Treasury Notes, 0.25%, 2/15/15	300,234
100,000	U.S. Treasury Notes, 1.88%, 6/30/15	101,340
100,000	U.S. Treasury Notes, 1.75%, 5/31/16	102,164
200,000	U.S. Treasury Notes, 1.50%, 6/30/16	203,539
250,000	U.S. Treasury Notes, 0.50%, 8/31/16	249,746
600,000	U.S. Treasury Notes, 1.00%, 9/30/16	604,500
200,000	U.S. Treasury Notes, 1.88%, 10/31/17	204,375
350,000	U.S. Treasury Notes, 0.63%, 11/30/17	343,684
500,000	U.S. Treasury Notes, 0.75%, 12/31/17	492,031
1,450,000	U.S. Treasury Notes, 1.38%, 9/30/18	1,440,937
450,000	U.S. Treasury Notes, 1.38%, 12/31/18	445,395
150,000	U.S. Treasury Notes, 1.38%, 1/31/20	146,133
500,000	U.S. Treasury Notes, 1.13%, 3/31/20	479,062
150,000	U.S. Treasury Notes, 2.00%, 7/31/20	150,047
100,000	U.S. Treasury Notes, 2.00%, 2/15/22	98,219
250,000	U.S. Treasury Notes, 2.50%, 8/15/23	251,485
450,000	U.S. Treasury Notes, 2.38%, 8/15/24	444,797
	TOTAL U.S. TREASURY
	OBLIGATIONS (Cost $8,615,205)
	(3.5%)	8,498,195

Shares		Value
SHORT-TERM INVESTMENTS (6.2%)
	MONEY MARKET FUNDS (6.2%)
14,970,017	State Street Institutional Liquid
	Reserves Fund	$14,970,017
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $14,970,017) (6.2%)	14,970,017
	TOTAL INVESTMENT
	SECURITIES (100.4%)
	(Cost $192,007,272)	$241,848,444
EXCESS OF LIABILITIES OVER CASH AND
OTHER ASSETS (-0.4%)		(1,047,650)
NET ASSETS (100%)		$240,800,794
NET ASSET VALUE OFFERING AND REDEMPTION
PRICE, PER OUTSTANDING SHARE
($240,800,794 ÷ 8,769,753 shares outstanding)		$27.46

*	Non-income producing.
(1)	A portion or all of the security was held on loan. As of September 30, 2014, the market value of the securities on loan was $2,573,151.
(2)	The rate shown on floating rate securities is the rate at the end of the reporting period.
(3)	Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.
ADR	American Depositary Receipt.
FHLB	Federal Home Loan Bank.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association.
GMTN	Global Medium Term Note.
GNMA	Government National Mortgage Association.
MTN	Medium Term Note.
REIT	Real Estate Investment Trust.
TBA	To Be Announced.

The following table summarizes the inputs used to value the Fund’s investments in securities as of September 30, 2014 (See Note 1B):

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$169,264,696	$—	$—	$169,264,696
Asset-Backed Securities	—	512,235	—	512,235
Commercial Mortgage-Backed Securities	—	2,428,558	—	2,428,558
Corporate Bonds & Notes*	—	26,006,190	—	26,006,190
Foreign Government Obligations	—	930,623	—	930,623
Long-Term Municipal Securities	—	1,329,153	—	1,329,153
U.S. Government Agency Obligations	—	17,908,777	—	17,908,777
U.S. Treasury Obligations	—	8,498,195	—	8,498,195
Short-Term Investments	—	14,970,017	—	14,970,017
Total Investments in Securities	$169,264,696	$72,583,748	$—	$241,848,444

*	See Schedule of Investments for further classification.

See Notes to Financial Statements.
21

Statements of Assets and Liabilities at September 30, 2014 (unaudited)

	Value Line Small Cap	Value Line Asset
	Opportunities Fund, Inc.	Allocation Fund, Inc.
Assets:
Investments in securities, at value*	$335,384,937	$241,848,444
Cash collateral received for securities on loan (Note 1J)	10,739,390	2,638,975
Interest and dividends receivable	271,222	500,843
Receivable for capital shares sold	56,142	247,373
Prepaid expenses	14,928	20,430
Receivable for securities lending income	7,668	1,689
Receivable for securities sold	—	105,088
Total Assets	346,474,287	245,362,842
Liabilities:
Payable upon return of securities on loan (Note 1J)	10,739,390	2,638,975
Payable for securities purchased	1,432,048	1,577,350
Payable for capital shares redeemed	166,920	176,088
Accrued expenses:
Advisory fee	212,492	130,681
Service and distribution plan fees	70,830	30,157
Directors’ fees and expenses	14	80
Other	29,893	8,717
Total Liabilities	12,651,587	4,562,048
Net Assets	$333,822,700	$240,800,794
Net assets consist of:
Capital stock, at $0.001 par value (authorized 300,000,000)	$7,212	$8,770
Additional paid-in capital	174,141,706	185,539,939
Undistributed/(distributions in excess of) net investment income	(396,517)	691,944
Accumulated net realized gain on investments and
foreign currency	14,462,052	4,719,104
Net unrealized appreciation of:
Investments and foreign currency translations	145,608,247	49,841,037
Net Assets	$333,822,700	$240,800,794
Shares Outstanding	7,211,500	8,769,753
Net Asset Value, Offering and Redemption Price per
Outstanding Share	$46.29	$27.46
* Includes securities on loan	$10,455,405	$2,573,151
Cost of investments	$189,776,690	$192,007,272

See Notes to Financial Statements.
22

Statements of Operations for the Six Month Ended September 30, 2014 (unaudited)

	Value Line Small Cap	Value Line Asset
	Opportunities Fund,	Allocation Fund,
	Inc.	Inc.
Investment Income:
Dividends (net of foreign withholding tax of $2,069
and $13,032, respectively)	$1,796,891	$996,631
Interest	2,320	748,703
Securities lending income	36,455	12,126

Total Income	1,835,666	1,757,460

Expenses:
Advisory fee	1,312,000	790,894
Service and distribution plan fees	437,333	304,190
Sub-transfer agent fees	84,098	52,998
Custodian fees	46,848	56,480
Auditing and legal fees	99,816	60,857
Transfer agent fees	65,153	44,114
Directors’ fees and expenses	38,946	27,225
Printing and postage	43,639	31,174
Registration and filing fees	19,760	18,971
Insurance	19,054	11,342
Other	20,994	13,997
Total Expenses Before Fees Waived (Note 5)	2,187,641	1,412,242
Less: Service and Distribution Plan Fees Waived	—	(121,676)
Net Expenses	2,187,641	1,290,566

Net Investment Income/(Loss)	(351,975)	466,894

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Exchange
Transactions:

Net Realized Gain/(Loss) From:
Investments	6,795,568	2,769,938
Foreign currency transactions	—	(629)
	6,795,568	2,769,309

Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(15,145,601)	(1,059,529)
Foreign currency transactions	—	(148)
	(15,145,601)	(1,059,677)

Net Realized Gain and Change in Net
Unrealized Appreciation/(Depreciation) on
Investments and Foreign Exchange
Transactions	(8,350,033)	1,709,632

Increase (Decrease) in Net Assets from Operations	$(8,702,008)	$2,176,526

See Notes to Financial Statements.
23

Statement of Changes in Net Assets for the Six Months Ended September 30, 2014 (unaudited) and for the Year Ended March 31, 2014

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months Ended	Year Ended
	September 30, 2014	March 31, 2014
Operations:
Net investment loss	$(351,975)	$(529,547)
Net realized gain on investments	6,795,568	25,027,460
Change in net unrealized appreciation/(depreciation) on
investments and foreign currency	(15,145,601)	43,412,589

Net increase/(decrease) in net assets from operations	(8,702,008)	67,910,502

Distributions to Shareholders from:
Net realized gain from investment transactions	—	(30,261,485)
Share Transactions:
Proceeds from sale of shares	8,728,952	38,783,780
Proceeds from reinvestment of
distributions to shareholders	—	29,668,155
Cost of shares redeemed	(23,892,740)	(57,166,611)

Net increase/(decrease) in net assets from capital
share transactions	(15,163,788)	11,285,324

Total increase/(decrease) in net assets	(23,865,796)	48,934,341

Net Assets:
Beginning of period	357,688,496	308,754,155
End of period	$333,822,700	$357,688,496

Distributions in excess of net investment
income included in net assets, at end of period	$(396,517)	$(44,542)

Capital Share Transactions:
Shares sold	185,612	841,761
Shares issued to shareholders in reinvestment of
dividends and distributions	—	630,566
Shares redeemed	(507,176)	(1,231,622)

Net increase/(decrease)	(321,564)	240,705

See Notes to Financial Statements.
24

Statement of Changes in Net Assets for the Six Months Ended September 30, 2014 (unaudited) and for the Year Ended March 31, 2014

	Value Line Asset Allocation Fund, Inc.
	Six Months Ended	Year Ended
	September 30, 2014	March 31, 2014
Operations:
Net investment income	$466,894	$689,699
Net realized gain on investments and foreign currency	2,769,309	5,238,058
Change in net unrealized appreciation/(depreciation) on
investments and foreign currency	(1,059,677)	18,451,978

Net increase in net assets from operations	2,176,526	24,379,735

Distributions to Shareholders from:
Net investment income	—	(493,208)
Net realized gain from investment transactions	—	(5,432,019)
Total distributions	—	(5,925,227)

Share Transactions:
Proceeds from sale of shares	28,226,002	106,690,524
Proceeds from reinvestment of dividends and
distributions to shareholders	—	5,766,822
Cost of shares redeemed	(27,232,908)	(52,561,794)

Net increase in net assets from capital
share transactions	993,094	59,895,552

Total increase in net assets	3,169,620	78,350,060

Net Assets:
Beginning of period	237,631,174	159,281,114
End of period	$240,800,794	$237,631,174

Undistributed/net investment
income included in net assets, at end of period	$691,944	$225,050

Capital Share Transactions:
Shares sold	1,028,249	4,076,715
Shares issued to shareholders in reinvestment of
dividends and distributions	—	214,940
Shares redeemed	(990,432)	(2,012,305)
Net increase	37,817	2,279,350

See Notes to Financial Statements.
25

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Value Line Small Cap Opportunities Fund, Inc.
	Six Months
	Ended
	September
	30, 2014		Years Ended March 31,
	(unaudited)		2014	2013	2012	2011	2010
Net asset value, beginning of period	$47.48		$42.34	$37.27	$34.29	$27.37	$18.66
Income/(loss) from investment
operations:
Net investment income/(loss)	(0.05)		(0.07)	0.02	(0.14)	(0.14)	(0.13)
Net gains/(losses) on securities
(both realized and unrealized)	(1.14)		9.44	6.66	3.12	7.06	8.84
Total from investment operations	(1.19)		9.37	6.68	2.98	6.92	8.71
Less distributions:
Dividends from net investment income	—		—	(0.04)	—	—	—
Distributions from net realized gains	—		(4.23)	(1.57)	—	—	—
Total distributions	—		(4.23)	(1.61)	—	—	—
Net asset value, end of period	$46.29		$47.48	$42.34	$37.27	$34.29	$27.37
Total return	(2.51	)%(1)	22.21%	18.51%	8.69%	25.28%	46.68%
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)	$333,823		$357,688	$308,754	$296,839	$321,812	$438,147
Ratio of gross expenses to average
net assets(2)	1.25	%(3)	1.26%	1.28%	1.25%	1.21%	1.20	%(4)
Ratio of net investment income/
(loss) to average net assets	(0.20	)%(3)	(0.16)%	0.06%	(0.39)%	(0.38)%	(0.40)%
Portfolio turnover rate	5	%(3)	15%	10%	24%	4%	2%

(1)	Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(3)	Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund. The ratio of expenses to average net assets net of the reimbursement would have been 1.15% for the year ended March 31, 2010.

See Notes to Financial Statements.
26

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

			Value Line Asset Allocation Fund, Inc.
	Six Months
	Ended
	September
	30, 2014		Years Ended March 31,
	(unaudited)		2014	2013	2012	2011	2010
Net asset value, beginning of period	$27.21		$24.68	$22.64	$21.38	$17.95	$13.77
Income/(loss) from investment
operations:
Net investment income	0.05		0.08	0.10	0.06	0.08	0.12
Net gains/(losses) on securities
(both realized and unrealized)	0.20		3.17	2.57	1.88	3.44	4.20
Total from investment operations	0.25		3.25	2.67	1.94	3.52	4.32
Less distributions:
Dividends from net investment
income	—		(0.06)	(0.10)	(0.13)	(0.09)	(0.14)
Distributions from net realized
gains	—		(0.66)	(0.53)	(0.55)	—	—
Total distributions	—		(0.72)	(0.63)	(0.68)	(0.09)	(0.14)
Net asset value, end of period	$27.46		$27.21	$24.68	$22.64	$21.38	$17.95
Total return	0.92	%(1)	13.22%	12.05%	9.38%	19.65%	31.40%
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)	$240,801		$237,631	$159,281	$76,814	$63,153	$58,953
Ratio of gross expenses to
average net assets(2)	1.16	%(3)	1.19%	1.25%	1.34%	1.26%	1.31	%(4)
Ratio of net expenses to
average net assets(5)	1.06	%(3)	1.09%	1.15%	1.24%	1.16%	1.16	%(6)
Ratio of net investment
income to average
net assets	0.38	%(3)	0.35%	0.48%	0.28%	0.39%	0.43%
Portfolio turnover rate	11	%(1)	29%	40%	53%	34%	30%

(1)	Not annualized.

(2)
Ratio reflects expenses grossed up for the custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been unchanged for the periods shown. The custody credit arrangement was discontinued as of January 1, 2013.

(3)	Annualized.

(4)	Ratio reflects expenses grossed up for the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

(5)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor. The custody credit arrangement was discontinued as of January 1, 2013.

(6)	Ratio reflects expenses net of the reimbursement by Value Line, Inc. of certain expenses incurred by the Fund.

See Notes to Financial Statements.
27

Notes to Financial Statements (unaudited)

1. Significant Accounting Policies

The Value Line Small Cap Opportunities Fund, Inc. and the Value Line Asset Allocation Fund, Inc., (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Value Line Small Cap Opportunities Fund, Inc.’s primary investment objective is long-term growth of capital. The Value Line Asset Allocation Fund, Inc. seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Value Line Asset Allocation Fund, Inc. will attempt to achieve its objective by following an asset allocation strategy, based on data derived from computer models for the stock and bond markets, that shifts the assets of the Fund among equity, debt and money market securities as the models indicate and its investment adviser, EULAV Asset Management (the “Adviser”), deems appropriate. The Value Line Funds (the “Value Line Funds”) is a family of 10 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(A) Security Valuation: Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

28

September 30, 2014

(B) Fair Value Measurements: The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

●	Level 3 - Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds follow the updated provisions surrounding fair value measurements and disclosures on transfers in and out of all levels of the fair value hierarchy on a gross basis and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 of the fair value hierarchy.

For the six months ended September 30, 2014, there were no transfers between Level 1, Level 2, and Level 3 assets for each fund.

The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.

The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that were meaningful in relation to their net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

For the six months ended September 30, 2014, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Funds’ investments by category.

(C) Repurchase Agreements: Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Funds acquire securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. Each Fund, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Funds’ custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Funds’ policy to mark-to-market the value of the underlying securities daily to ensure the adequacy of the collateral. In the event of default by either the seller or the Funds, the Master Repurchase Agreement may permit the non-defaulting party to net and close out all transactions. The Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. At period end, there were no open repurchase agreements for the Value Line Funds.

(D) Federal Income Taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

29

Notes to Financial Statements (unaudited) (continued)

Management has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years (fiscal years ended March 31, 2011 through March 31, 2014), and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(E) Security Transactions and Distributions: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first in first out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

The dividends and distributions were as follows:

	Six months Ended September 30, 2014 (unaudited)	Year Ended March 31, 2014
Value Line Small Cap Opportunities Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$4.2251

Value Line Asset Allocation Fund, Inc.
Dividends per share from net investment income	$—	$0.0601
Distributions per share from net realized gains	$—	$0.6622

The Funds may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Funds may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Funds as a purchase transaction and a sale transaction in which the Funds realize a gain or loss. The Funds’ use of TBA rolls may cause the Funds to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there is an adverse market action, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.

(F) Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.

30

September 30, 2014

(G) Representations and Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

(H) Accounting for Real Estate Investment Trusts: The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

(I) Foreign Taxes: The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Securities Lending: Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in the Statements of Operations.

Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.

The Funds enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked-to-market daily to maintain coverage of at least 100%.

At period end, there were no open joint repurchase agreements for the Value Funds.

As of September 30, 2014, the Funds loaned securities which were collateralized by cash. The value of the securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities Loaned	Value of Collateral	Total Collateral (including Calculated Mark)*
Value Line Small Cap Opportunities Fund, Inc.	$10,455,405	$10,739,390	$10,684,084
Value Line Asset Allocation Fund, Inc.	2,573,151	2,638,975	2,628,750

*	Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

31

Notes to Financial Statements (unaudited) (continued)

(K) Subsequent Events: Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:

Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Small Cap Opportunities Fund, Inc.	$19,146,488	$17,823,666	$—	$—
Value Line Asset Allocation Fund, Inc.	29,082,763	17,699,932	6,153,880	7,141,455

4. Income Taxes

At September 30, 2014, information on the tax components of capital is as follows:

Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line
Small Cap
Opportunities
Fund, Inc.	$189,776,690	$147,267,927	$(1,659,680)	$145,608,247
Value Line
Asset
Allocation
Fund, Inc.	192,007,272	51,465,022	(1,623,850)	49,841,172

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

Advisory fees of $1,312,000 and $790,894 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Adviser for the six months ended September 30, 2014. This was computed at an annual rate of 0.75% of the daily net assets during the period and paid monthly for the Value Line Small Cap Opportunities Fund, Inc. and was computed at an annual rate of 0.65% of the daily net assets during the period and paid monthly for the Value Line Asset Allocation Fund, Inc. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Funds’ Board of Directors, to act as officers of the Funds and pays their salaries.

32

September 30, 2014

The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets. For the period ended September 30, 2014, fees amounting to $437,333 and $304,190 before fee waivers for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid or payable to the Distributor under this plan. Effective March 1, 2009, and voluntarily renewed annually, the Distributor contractually agreed to waive 0.10% of the Value Line Asset Allocation Fund, Inc.’s, 12b-1 fees. For the period ended September 30, 2014, the fees waived amounted to $121,676 for Value Line Asset Allocation Fund, Inc. The Distributor has no right to recoup previously waived amounts.

Effective July 5, 2012, the Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) the aggregate amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the period ended September 30, 2014, fees amounting to $84,098 and $52,998 for the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc., respectively, were paid under the sub TA plan.

Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Certain officers and a trustee of the Adviser are also officers and a director of the Funds. At September 30, 2014, the officers and directors of the Value Line Small Cap Opportunities Fund, Inc. and Value Line Asset Allocation Fund, Inc. as a group owned less than 1% of the outstanding shares of each fund.

33

Fund Expenses (unaudited)

Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 through September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

			Expenses
	Beginning	Ending	paid during
	account value	account value	period 4/1/14
	4/1/14	9/30/14	thru 9/30/14*
Actual
Value Line Small Cap Opportunities Fund, Inc.	$1,000.00	$974.94	$6.19
Value Line Asset Allocation Fund, Inc.	1,000.00	1,009.19	5.34
Hypothetical (5% return before expenses)
Value Line Small Cap Opportunities Fund, Inc.	1,000.00	1,018.80	6.33
Value Line Asset Allocation Fund, Inc.	1,000.00	1,019.75	5.37

*
Expenses are equal to the Funds’ annualized expense ratio of 1.25% and 1.06%, respectively, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period. These expense ratios may differ from the expense ratios shown in the Financial Highlights.

34

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF THE
INVESTMENT ADVISORY AGREEMENTS
FOR VALUE LINE ASSET ALLOCATION FUND, INC. AND VALUE LINE SMALL CAP
OPPORTUNITIES FUND, INC.

The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Asset Allocation Fund, Inc. (“Asset Allocation Fund”) and Value Line Small Cap Opportunities Fund, Inc. (formerly, Value Line Emerging Opportunities Fund, Inc., “Small Cap Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management.

In considering whether the continuance of a Fund’s Agreement was in the best interests of such Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In selecting the Adviser and approving the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding: (i) the investment performance of the Fund, including comparisons to a peer group of funds representing its Performance Universe (as described below), and its benchmark index, both as classified and prepared by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) purchases and redemptions of the Fund’s shares; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i) the Fund’s management fee, transfer agent, sub-transfer agent and custodian fees, Rule 12b-1 fee, and other non-management expenses, to those incurred by a peer group of funds representing its Expense Group (as described below), and a peer group of funds representing its Expense Universe (as described below); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper index, as selected objectively by Lipper (the “Lipper Index”).

In their executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b) the Adviser’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser; and (d) each Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information.

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in their Fund.

35

Semi-Annual Report

Performance Universes, Expense Groups and Expense Universes.

Asset Allocation Fund. The Performance Universe for Asset Allocation Fund consists of the Fund and all retail and institutional mixed-asset target allocation growth funds, regardless of asset size or primary channel of distribution. The Expense Group for the Fund consists of the Fund and ten other retail no-load mixed-asset target allocation growth funds, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load mixed-asset target allocation growth funds (excluding outliers), as selected objectively by Lipper.

Small Cap Opportunities Fund. The Performance Universe for Small Cap Opportunities Fund consists of the Fund and all retail and institutional small-cap growth funds, regardless of asset size or primary channel of distribution. The Expense Group for the Fund consists of the Fund and 15 other retail no-load small-cap growth funds, as selected objectively by Lipper. The Expense Universe for the Fund consists of its Expense Group and all other retail no-load small-cap growth funds (excluding outliers), as selected objectively by Lipper.

The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.

Investment Performance. The Board reviewed each Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index as described below for each Fund.

Asset Allocation Fund. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year period ended March 31, 2014. The Board also noted that the Fund’s performance for the three-year, five-year and ten-year periods ended March 31, 2014 was above the performance of the Performance Universe average and the Lipper Index.

Small Cap Opportunities Fund. The Board noted that the Fund underperformed the Performance Universe average and the Lipper Index for the one-year period ended March 31, 2014. The Board also noted that the Fund’s performance for the three-year and ten-year periods ended March 31, 2014 was above the performance of the Performance Universe average and the Lipper Index. The Board also noted that the Fund’s performance for the five-year period ended March 31, 2014 was below the performance of the Performance Universe average but slightly above the Lipper Index. The Board considered that the Fund’s performance in periods prior to January 2013 was achieved prior to a change in the Fund’s principal investment strategy that increased concentration in small capitalization companies from 65% to 80% of the Fund’s total assets under normal conditions.

The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the low turnover of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without cost. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

Management Fee. The Board considered the Adviser’s management fee rate under each Fund’s Agreement relative to the management fee rate applicable to the funds in such Fund’s Expense Group and Expense Universe, both before and after applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each of the Fund’s management fee rates was satisfactory for the purpose of approving continuance of each Fund’s Agreement.

36

Semi-Annual Report

Asset Allocation Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median and the same as that of the Expense Universe median.

Small Cap Opportunities Fund. Before giving effect to fee waivers applicable to certain funds in the Expense Group, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median. After giving effect to fee waivers applicable to certain funds, the Board also noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s management fee rate was lower than that of the Expense Group median and the Expense Universe median.

Expenses. The Board also considered each Fund’s total expense ratio relative to its Expense Group and Expense Universe averages as described below for each Fund. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.

Asset Allocation Fund. The Distributor and the Board agreed that the Distributor will extend the existing contractual waiver of a portion of the Fund’s Rule 12b-1 fee for another one-year period ending July 31, 2015. This waiver effectively reduces the Fund’s Rule 12b-1 fee rate from 0.25% to 0.15% of the Fund’s average daily net assets. Such waiver cannot be changed during the contractual waiver period without the approval of the Board and the Distributor. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Expense Group median and higher than that of the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.1

Small Cap Opportunities Fund. The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was higher than that of the Expense Group median and the Expense Universe median, after giving effect to fee waivers applicable to the Fund and certain funds in the Expense Group and Universe.2

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board viewed favorably the steps taken by the Adviser to enhance the portfolio management process, including improvements to how the Funds’ cash balances are invested and the Adviser’s hiring of a fixed income analyst, the additional resources devoted by the Adviser to enhance its and the Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with each of the Funds, such as a more robust website. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that the Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.

1	The expenses used in the comparison were provided by the Adviser, since the audited financial data for the Fund’s fiscal year ended March 31, 2014 was not available.
2	The expenses used in the comparison were provided by the Adviser, since the audited financial data for the Fund’s fiscal year ended March 31, 2014 was not available.

37

Semi-Annual Report

Profitability. The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

Economies of Scale. The Board considered that, given the current and anticipated size of each Fund, any perceived and potential economies of scale were not yet a significant consideration for either Fund and that the addition of break points to the fee structure was not currently necessary.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser. The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.

Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreements and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays a management fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to continue each Agreement as in the best interest of that Fund and its shareholders.

38

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30 is available through the Funds’ website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

The Value Line Family of Funds

In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.
**	Formerly known as the Value Line Aggressive Income Trust.
***	Formerly known as the Value Line Emerging Opportunities Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am – 5pm CST, Monday – Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10   Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.
(a)	Not Applicable

 (b)  (1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940  (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

  (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	December 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	December 9, 2014